Exhibit 4.1


                       INTERNATIONAL SPEEDWAY CORPORATION
                              CLASS A COMMON STOCK

                    INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

NUMBER                                                         SHARES

                                                          CUSIP 460335 20 1

THIS CERTIFIES THAT_____________________________________________________

IS THE OWNER OF ________________________________________________________


FULLY-PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, $.01 PAR VALUE, OF INTERNATIONAL SPEEDWAY CORPORATION

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended, and the Bye-Laws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

W. Garrett Crotty
Secretary

James C. France
President

Countersigned and registered
SUNTRUST BANK, ORLANDO
TRANSFER AGENT AND REGISTRAR

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                       INTERNATIONAL SPEEDWAY CORPORATION

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF (A) THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF CAPITAL STOCK AUTHORIZED TO BE ISSUED;
(B) THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES AUTHORIZED TO BE ISSUED WITHIN EACH SUCH CLASS AND (C) THE AUTHORITY
OF THE BOARD OF DIRECTORS TO DETERMINE SUCH VARIATIONS FOR SUBSEQUENT SERIES.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIT GIFT MIN ACT_____Custodian_____
TEN ENT - as tenants by the entireties                  (Cust)          (Minor)
JT TEN  - as joint tenants with right of       under Uniform Gifts to Minors
          survivorship and not as tenants     Act______________________________
          in common                                        (State)

    Additional abbreviations may also be used though not in the above list.

For value received,______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE
_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
Shares of the common stock evidenced by this Certificate, and do hereby irrovocably constitute and appoint
_______________________________________________________________________Attorney,
to transfer the said shares on the books of the Corporation with full power of substitution.

Dated________________________

NOTICE ________________________________________________________________________
       THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature Guaranteed:

_______________________________________________________________________________
THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15